UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 19, 2021
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 19, 2021, Bandwidth Inc., a Delaware corporation (the “Company”), entered into a letter agreement (the “Hoffman Letter Agreement”) with Jeffrey A. Hoffman, the Company’s outgoing Chief Financial Officer, in connection with his resignation. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC by the Company on July 8, 2021, Mr. Hoffman previously submitted his resignation but will remain employed by the Company through August 31, 2021 to assist the Company with the transition of the Chief Financial Officer role to Daryl Raiford, who was appointed the Company’s Chief Financial Officer effective August 13, 2021.
Pursuant to the Hoffman Letter Agreement, Mr. Hoffman will be entitled to receive (i) a cash amount equal to $392,652.00, payable over twelve months, (ii) an additional cash amount of $170,149.20 (representing two-thirds of Mr. Hoffman’s anticipated 2021 bonus), payable on or before September 15, 2021, and (iii) a monthly healthcare stipend of $2,067.45, payable for twelve months, which is intended to facilitate the purchase of healthcare coverage. Additionally, under the Hoffman Letter Agreement, the restricted stock units granted to Mr. Hoffman that are scheduled to vest in (i) September 2021 (527 restricted stock units), (ii) November 2021 (119 restricted stock units) and (iii) February 2022 (4,997 restricted stock units) will become fully vested as of August 31, 2021. All other outstanding restricted stock units previously granted to Mr. Hoffman will continue to vest through August 31, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: August 25, 2021	By:	/s/ R. Brandon Asbill
	Name:	R. Brandon Asbill
	Title:	General Counsel and Secretary